UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 25, 2013 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 617-402-1000
________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 25, 2013, William Winkenwerder, Jr. gave notice of his resignation from the Board of Directors of athenahealth, Inc., effective April 28, 2013. Mr. Winkenwerder resigned for business reasons associated with his new role at Highmark, Inc., and not as a result of any disagreement with us on any matter relating to our operations, policies, or practices.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)
May 1, 2013	/s/ DANIEL H. ORENSTEIN
Daniel H. Orenstein
SVP, General Counsel, and Secretary